BBH TRUST

SUPPLEMENT DATED APRIL 1, 2022 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2022

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information. Unless otherwise noted, capitalized terms used in this supplement have the same meaning as defined in the Prospectus and Statement of Additional Information.

I.	BBH Partner Fund – Select Short Term Assets

The BBH Partner Fund – Select Short Term Assets (the “Fund”) was liquidated on March 31, 2022. The Statement of Additional Information contains references and information related to the Fund. All information to the Fund is hereby deleted from the Statement of Additional Information.

Please contact the Fund at 1-800-575-1265 if you have any questions

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.